Harris Insight(R) Funds
                      Supplement dated June 27, 2000 to the
              Statement of Additional Information dated May 1, 2000

The following paragraph replaces the last paragraph under the section entitled "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION":

         For employees of Harris Trust and its affiliates, Sage Scholars, Inc. (the program coordinator on behalf of the participating colleges) has waived the College In-Sight Program administrative fee until further notice. Any participant in the Employees' Savings and Profit Sharing Plan of Bank of Montreal/Harris Trust and Savings Bank ("Harris Plan"), through his or her Harris Plan account balances invested in the Funds, may also act as a College In-Sight Program sponsor (with administrative fees waived) for students affiliated with the Carole Robertson Center for Learning, a nonprofit organization offering child, youth, and family development programs to members of Chicago's inner-city communities. Harris Plan participants may obtain more information and an application by calling the telephone number given above.